SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.      )

Filed by Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli
(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST BY GABELLI

One Corporate Center
Rye, New York 10580-1422
(914) 921-5070

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 14, 2012

To the Shareholders of
GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST BY GABELLI

Notice is hereby given that the Annual Meeting of Shareholders of GAMCO Global Gold, Natural Resources & Income Trust by Gabelli, a Delaware statutory trust (the “Fund”), will be held on Monday, May 14, 2012, at 12:00 p.m., at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 (the “Meeting”), and at any adjournments thereof for the following purposes:

1.
To elect three (3) Trustees of the Fund, two (2) Trustees to be elected by the holders of the Fund’s Common Shares and holders of its 6.625% Series A Cumulative Preferred Shares (the “Preferred Shares”), voting together as a single class, and one (1) Trustee to be elected by the holders of the Fund’s Preferred Shares, voting as a separate class (Proposal 1); and

2.	To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on March 19, 2012 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE VOTE PROMPTLY. INSTRUCTIONS FOR THE PROPER VOTING AND/OR EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER. SHAREHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD, VOTING INSTRUCTION FORM OR NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. ALTERNATIVELY, SHAREHOLDERS MAY SUBMIT VOTING INSTRUC TIONS BY SIGNING AND DATING THE PROXY CARD OR VOTING INSTRUCTION FORM AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By Order of the Board of Trustees,

AGNES MULLADY Secretary

April 4, 2012

INSTRUCTIONS FOR SIGNING PROXY CARDS TO BE RETURNED BY MAIL

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.	All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts
(1)	ABC Corp.	ABC Corp., John Doe, Treasurer
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp.
	c/o John Doe, Treasurer	John Doe
(4)	ABC Corp., Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee
	u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1)	John B. Smith, Cust.
	f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith, Executor
	Estate of Jane Smith	John B. Smith, Executor

INSTRUCTIONS FOR TELEPHONE/INTERNET VOTING

Various brokerage firms may offer the convenience of providing you with voting instructions via telephone or the Internet for shares held through such firms. Instructions for Internet and telephonic voting are included with each of the Notice of Internet Availability of Proxy Materials and the proxy card.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST BY GABELLI

ANNUAL MEETING OF SHAREHOLDERS
May 14, 2012

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of GAMCO Global Gold, Natural Resources & Income Trust by Gabelli, a Delaware statutory trust (the “Fund”) for use at the Annual Meeting of Shareholders of the Fund to be held on Monday, May 14, 2012 at 12:00 p.m., at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 (the “Meeting”), and at any adjournments thereof. A Notice of Internet Availability of Proxy Materials is being mailed on April 4, 2012.

In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of American Stock Transfer & Trust Company (“AST”), the Fund’s transfer agent, and affiliates of AST or other representatives of the Fund may also solicit proxies by telephone, Internet, or in person. In addition, the Fund has retained Morrow & Co., LLC to assist in the solicitation of proxies for an estimated fee of $1,000 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing, and mailing the Notice of Internet Availability of Proxy Materials and/or Proxy Statement and its enclosures. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its Shares (as defined below).

The Fund’s most recent annual report, including audited financial statements for the fiscal year ended December 31, 2011, is available upon request, without charge, by writing to the Secretary of the Fund, One Corporate Center, Rye, New York 10580-1422, by calling the Fund at 800-422-3554, or via the Internet at www.gabelli.com.

If the proxy is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted “FOR” the election of the nominees as Trustees as described in this Proxy Statement, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has submitted a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person, or by submitting a letter of revocation, or a later dated proxy to the Fund at the above address prior to the date of the Meeting.

A quorum of shareholders is constituted by the presence in person or by proxy of the holders of one-third of the outstanding Shares of the Fund entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the chairman of the Meeting may propose one or more adjournments of such Meeting to permit further solicitation of proxies. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 130 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

The close of business on March 19, 2012 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

The Fund has two classes of capital stock outstanding: common shares, par value $0.001 per share (the “Common Shares”), and 6.625% Series A Cumulative Preferred Shares, par value $0.001 per share (the “Preferred Shares” and together with the Common Shares, the “Shares”). The holders of the Common Shares and Preferred Shares are each entitled to one vote for each full share held. On the record date, there were 77,963,171 Common Shares and 3,955,687 Preferred Shares, outstanding.

As of the record date, there were no persons known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding Common Shares or Preferred Shares.

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

Proposal	Common Shareholders	Preferred Shareholders

1. Election of	Common and Preferred Shareholders,	Common and Preferred Shareholders,
Trustees	voting together as a single class, vote	voting together as a single class, vote
	to elect two Trustees:	to elect two Trustees:
	Salvatore M. Salibello and	Salvatore M. Salibello and
	Anthonie C. van Ekris	Anthonie C. van Ekris

Preferred Shareholders,
voting as a separate class, vote
to elect one Trustee:
James P. Conn
2. Other Business	Common and Preferred Shareholders, voting together as a single class.

             In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

PROPOSAL 1: TO ELECT THREE (3) TRUSTEES OF THE FUND

Nominees for the Board of Trustees

The Board consists of nine Trustees, eight of whom are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). The Fund divides the Board into three classes, each class having a term of three years. Each year the term of office of one class will expire. James P. Conn, Salvatore M. Salibello, and Anthonie C. van Ekris have each been nominated by the Board for election to serve for a three year term to expire at the Fund’s 2015 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Each of the Trustees of the Fund has served in that capacity since the February 14, 2005 organizational meeting of the Fund with the exception of Mr. Salibello, who became a Trustee of the Fund on November 16, 2005. All of the Trustees of the Fund are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the “Adviser”) or its affiliates serve as investment adviser. The classes of Trustees are indicated below:

Nominees to Serve Until 2015 Annual Meeting of Shareholders

James P. Conn
Salvatore M. Salibello
Anthonie C. van Ekris

Trustees Serving Until 2014 Annual Meeting of Shareholders

Anthony J. Colavita
Frank J. Fahrenkopf, Jr.
Salvatore J. Zizza

Trustees Serving Until 2013 Annual Meeting of Shareholders

Mario d’Urso
Vincent D. Enright
Michael J. Melarkey

Under the Fund’s Declaration of Trust, Statement of Preferences, and the 1940 Act, holders of the Fund’s outstanding Preferred Shares, voting as a separate class, are entitled to elect two Trustees, and holders of the Fund’s outstanding Common Shares and Preferred Shares, voting together as a single class, are entitled to elect the remaining Trustees. The holders of the Fund’s outstanding Preferred Shares would be entitled to elect the minimum number of additional Trustees that would represent a majority of the Trustees in the event that dividends on the Fund’s Preferred Shares are in arrears for two full years. No dividend arrearages exist as of the date of this Proxy Statement. Messrs. Colavita and Conn are currently the Trustees elected solely by the holders of the Fund’s Preferred Shares. A quorum of the Preferred Shareholders must be present in person or by proxy at the Meeting in order for the proposal to elect Mr. Conn to be considered. Mr. Colavita’s term as Trustee is scheduled to expire at the Fund’s 2014 Annual Meeting of Shareholders, and therefore he is not standing for election at the Meeting.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If, however, a designated nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. Each nominee is qualified to serve as a Trustee under the Fund’s governing documents.

Information about Trustees and Officers

Set forth in the table below are the existing Trustees, including those Trustees who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Trustees”), three of whom are nominated for reelection to the Board of the Fund, and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations and, in the case of the Trustees, their other directorships during the past five years (excluding other funds managed by the Adviser), if any.

	Term of			Number of
	Office and			Portfolios to
Name, Position(s)	Length of		Other Directorships	Fund Complex(3)
Address(1)	Time	Principal Occupation(s)	Held by Trustee	Overseen
and Age	Served(2)	During Past Five Years	During Past Five Years	by Trustee

INTERESTED NOMINEE(4):
Salvatore M. Salibello		Certified Public Accountant and	Director of Kid Brands, Inc. (group	3
Trustee	Since 2005*	Managing Partner of the certified	of companies in infant and juvenile
Age: 66		public accounting firm of Salibello	products) and until September 2007,
		& Broder LLP since 1978	Director of Brooklyn Federal Bank
Corp., Inc. (independent community
bank)

INDEPENDENT TRUSTEES/NOMINEES(5):
Anthony J. Colavita(6)(7)		President of the law firm of	—	35
Trustee	Since 2005**	Anthony J. Colavita, P.C.
Age: 76
James P. Conn(7)		Former Managing Director and	Director of First Republic Bank	19
Trustee	Since 2005*	Chief Investment Officer of	(banking) through January 2008 and
Age: 74		Financial Security Assurance	Director of La Quinta Corp.
		Holdings, Ltd. (insurance holding	(hotels) through January 2006
company) (1992-1998)

Mario d’Urso		Chairman of Mittel Capital	—	5
Trustee	Since 2005***	Markets S.p.A. (2001-2008);
Age: 71		Senator in the Italian Parliament
(1996-2001)

Vincent D. Enright		Former Senior Vice President and	Director of Echo Therapeutics, Inc.	17
Trustee	Since 2005***	Chief Financial Officer of KeySpan	(therapeutics and diagnostics);
Age: 68		Corp. (public utility) (1994-1998)	Director of LGL Group, Inc.
(diversified manufacturing); and
until September 2006, Director of
Aphton Corporation (pharmaceuticals)

Frank J. Fahrenkopf, Jr.		President and Chief Executive	Director of First Republic Bank	7
Trustee	Since 2005**	Officer of the American Gaming	(banking)
Age: 72		Association; Co-Chairman of the
Commission on Presidential
Debates; Former Chairman of the
Republican National Committee
(1983-1989)

Michael J. Melarkey		Partner in the law firm of	Director of Southwest Gas	5
Trustee	Since 2005***	Avansino, Melarkey, Knobel,	Corporation (natural gas utility)
Age: 62		Mulligan & McKenzie

Anthonie C. van Ekris(6)		Chairman and Chief Executive Officer	—	20
Trustee	Since 2005*	of BALMAC International, Inc.
Age: 77		(commodities and futures trading)

Salvatore J. Zizza		Chairman of Zizza & Associates	Non-Executive Chairman and	29
Trustee	Since 2005**	Corp. (financial consulting) since	Director of Harbor BioSciences, Inc.
Age: 66		1978; Chairman of Metropolitan Paper Recycling, Inc. (recycling) since 2006; Chairman of BAM Inc. (manufacturing) since 2000; Chairman of E-Corp English (business services) since 2009
(biotechnology); Vice Chairman and Director of Trans-Lux Corporation (business services); Chairman and Chief Executive Officer of General Employment Enterprises, Inc. (staffing); Director of Bion Environmental Technologies (technology) 2005-2008; Director of Earl Schieb Inc. (automotive painting) through April 2009

Term of
Office and
Name, Position(s)	Length of
Address(1)	Time	Principal Occupation(s)
and Age	Served(8)	During Past Five Years

OFFICERS:

Bruce N. Alpert		Executive Vice President and Chief Operating Officer of Gabelli
President;	Since 2005;	Funds, LLC since 1988; Officer of all registered investment
Acting Chief	Since	companies in the Gabelli/GAMCO Funds Complex; Director of
Compliance Officer	November 2011	Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc.
Age: 60		2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior
Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady		President and Chief Operating Officer of the Open-End Fund
Treasurer and Secretary	Since 2006	Division of Gabelli Funds, LLC since 2010; Senior Vice President
Age: 53		of GAMCO Investors, Inc. since 2009; Vice President of Gabelli
Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Carter W. Austin		Vice President and/or Ombudsman of closed-end funds within the
Vice President	Since 2005	Gabelli/GAMCO Funds Complex; Vice President of Gabelli
Age: 45		Funds, LLC since 1996

Molly A.F. Marion		Vice President and/or Ombudsman of closed-end funds within the
Vice President and	Since 2005	Gabelli/GAMCO Funds Complex; Assistant Vice President of
Ombudsman		GAMCO Investors, Inc. since 2006
Age: 58

Laurissa M. Martire		Vice President and/or Ombudsman of closed-end funds within the
Vice President and	Since 2010	Gabelli/GAMCO Funds Complex; Assistant Vice President of
Ombudsman		GAMCO Investors, Inc. since 2003
Age: 35

______________
(1)	Address: One Corporate Center, Rye, NY 10580-1422.
(2)
The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.

(3)
The “Fund Complex” or the “Gabelli/GAMCO Funds Complex” includes all the registered funds that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

(4)
“Interested person” of the Fund, as defined in the 1940 Act. Mr. Salibello may be considered to be an “interested person” of the Fund as a result of being a partner in an accounting firm that provides professional services to affiliates of the Adviser.

(5)
Trustees who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Trustees. None of the Independent Trustees (with the possible exception of Messrs. van Ekris and Colavita, as described in footnote 6 below) nor their family members had any interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of December 31, 2011.

(6)
Mr. van Ekris beneficially owns less than 1% of the common stock of LICT Corp., having a value of $49,920 as of December 31, 2011. Each of Messrs. van Ekris and Colavita beneficially owns less than 1% of the stock of the LGL Group, Inc., having values of $11,728 and $9,778, respectively, as of December 31, 2011. Each of LGL Group, Inc. and the LICT Corp. may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Adviser.

(7)	Trustees elected solely by holders of the Fund’s Preferred Shares.
(8)	Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.
*      Nominee to serve, if elected, until the Fund’s 2015 Annual Meeting of Shareholders and until his successor is duly elected and qualifies.
**	Term continues until the Fund’s 2014 Annual Meeting of Shareholders and until his successor is duly elected and qualifies.
*** Term continues until the Fund’s 2013 Annual Meeting of Shareholders and until his successor is duly elected and qualifies.

The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the sub-administrator, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his/her duties effectively has been attained in large part through the Trustee’s business, consulting, or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Fund Complex, public companies, or non-profit entities, or other organizations as set forth above and below. Each Trustee’s ability to perform his/her duties effectively also has been enhanced by education, professional training, and other experience.

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty years of experience, including the field of business law. He is Chair of the Fund’s Nominating Committee and is a member of the Fund’s ad hoc Proxy Voting Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Colavita also serves as a Trustee of a charitable remainder unitrust. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority. He served for ten years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars annually. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the Westchester County Republican Party and the New York State Republican Party. Mr. Colavita received his Bachelor of Arts from Fairfield University and his Juris Doctor from Fordham University School of Law.

James P. Conn. Mr. Conn is the lead Independent Trustee of the Fund, a member of the Fund’s ad hoc Proxy Voting Committee and a member of the Fund’s ad hoc Pricing Committee (described below under “Trustees – Leadership Structure and Oversight Responsibilities”). He also serves on comparable or other board committees for other funds in the Fund Complex on whose boards he sits. He was a senior business executive of an insurance holding company for much of his career, including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead Director and/or Chair of various committees. He received his Bachelor of Science in Business Administration from Santa Clara University.

Mario d’Urso. Mr. d’Urso is a former Senator and Undersecretary of Commerce in the Italian government. He is a board member of other funds in the Fund Complex. He is former Chairman of Mittel Capital Markets, S.p.A., a boutique investment bank headquartered in Italy, and a former Partner and Managing Director at investment banks, Kuhn Loeb & Co. and Shearson Lehman Brothers Co. He previously served as President of The Italy Fund, a closed-end fund investing mainly in Italian listed and non-listed companies. Mr. d’Urso received his Masters Degree in Comparative Law from George Washington University and was formerly a practicing attorney in Italy.

Vincent D. Enright. Mr. Enright was a senior executive and Chief Financial Officer (“CFO”) of an energy public utility for four years. In accordance with his experience as a CFO, he is a member of the Fund’s Audit Committee. Mr. Enright is also Chair of the Fund’s ad hoc Proxy Voting Committee and a member of both multi-fund ad hoc Compensation Committees and serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Enright is also a Director of a therapeutic and diagnostic company and serves as Chairman of its compensation committee and as a member of its audit committee. He is a former Director of a pharmaceutical company. Mr. Enright received his Bachelor of Science from Fordham University and completed the Advanced Management Program at Harvard University.

Frank J. Fahrenkopf, Jr. Mr. Fahrenkopf is the President and Chief Executive Officer of the American Gaming Association (“AGA”), the trade group for the hotel-casino industry. He is a member of the Fund’s Audit Committee. Additionally, he serves on certain board committees with respect to other funds in the Fund Complex on whose boards he sits. He presently is Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely-viewed Presidential debates during the quadrennial election cycle. Additionally, he serves as a board member of the International Republican Institute, which he founded in 1984. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia, and twenty other nations. Prior to becoming the AGA’s first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative, and corporate matters for multina tional, foreign, and domestic clients. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan’s presidency. Mr. Fahrenkopf is the former Chairman of the Finance Committee of the Culinary Institute of America and remains a member of the board. Additionally, he has over twenty years of experience as a member of the board of directors of a bank and still serves as a member of the Advisory Board of the bank. Mr. Fahrenkopf received his Bachelor of Arts from the University of Nevada, Reno and his Juris Doctor from Boalt Hall School of Law, U.C. Berkeley .

Michael J. Melarkey, Esq. Mr. Melarkey is a practicing attorney specializing in business, estate planning, and gaming regulatory work with over thirty-five years of experience. He is a member of the Fund’s Nominating Committee, a member of the Fund’s ad hoc Pricing Committee, and a member of one of the multi-fund ad hoc Compensation Committees. He also serves in this same capacity with respect to other funds in the Fund Complex on whose boards he sits. He is currently a Director of a natural gas utility company and chairs its Nominating and Corporate Governance Committee. Mr. Melarkey acts as a Trustee and officer for several private charitable organizations. He is an owner of two northern Nevada casinos and an officer of a private oil and gas company. Mr. Melarkey received his Bachelor of Arts from the University of Nevada, Reno, his Juris Doctor from the University of San Francisco School of Law, and his Masters of Law in Taxation from New York University School of Law.

Salvatore M. Salibello. Mr. Salibello is a Certified Public Accountant and Managing Partner of a certified independent registered public accounting firm with over forty years of experience in public accounting. He is a member of the board of other funds in the Fund Complex. He is currently a director of Kid Brands, Inc., a New York Stock Exchange (“NYSE”)-listed group of companies in infant and juvenile products, and chairs its audit committee. Mr. Salibello was formerly a director of an independent community bank and chaired its audit committee. Mr. Salibello received his Bachelor of Business Administration in Accounting from St. Francis College and his Masters in Business Administration in Finance from Long Island University.

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of a global import/ export company for over twenty years. Mr. van Ekris serves on the boards of other funds in the Fund Complex, is the Chair of one fund’s Nominating Committee, and a member of the ad hoc Proxy Voting Committee of other funds in the Fund Complex. He serves as Chairman of the GAMCO International SICAV. Mr. van Ekris has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading, and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former Director of an oil and gas operations company. He served on the boards of a number of public companies and for more than ten years on the Advisory Board of the Salvation Army of Greater New York.

Salvatore J. Zizza. Mr. Zizza is the Chairman of a financial consulting firm. He also serves as Chairman to other companies involved in manufacturing, recycling, and real estate. He is the Chair of the Fund’s Audit Committee and is the Fund’s designated Audit Committee Financial Expert. Mr. Zizza is a member of the Fund’s Nominating Committee, a member of the Fund’s ad hoc Pricing Committee, and is a member of both multi-fund ad hoc Compensation Committees. He serves on comparable or other board committees, including as lead independent director/trustee, with respect to other funds in the Fund Complex on whose boards he sits. In addition to serving on the boards of other funds within the Fund Complex, he is currently a director of three other public companies and previously served on the boards of several other public companies. He also served as the Chief Executive of a large NYSE-listed construction company. Mr. Zizza received his Bachelor of Arts and his Master of Business Admin - istration in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Trustees – Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board does not have a Chairman. The Board has appointed Mr. Conn as the lead Independent Trustee. The lead Independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Trustees on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the lead Independent Trustee any obligations or standards greater than or different from other Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee that exercises beneficial ownership responsibilities on behalf of the Fund in selected situations. From time to time, the Board establishes additional committees or informal working groups, such as an ad hoc Pricing Committee related to securities offerings by the Fund to address specific matters, or assigns one of its members to work with Trustees or directors of other funds in the Fund Complex on special committees or working groups that address complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex, and a separate multi-fund ad hoc Compensation Committee relating to compensation of certain other officers of the closed-end funds in the Fund Complex.

All of the Fund’s Trustees other than Mr. Salibello are independent Trustees, and the Board believes it is able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Trustees meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks, including options risk, being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes designed to provide visibility to the Board regarding the identification, assessment, and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

Beneficial Ownership of Shares Held in the Fund and the Family of Investment Companies for each Trustee and Nominee for Election as Trustee

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and nominee for election as Trustee and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee and nominee for election as Trustee.

	Dollar Range of Equity	Aggregate Dollar Range of Equity
	Securities Held	Securities Held in the
Name of Trustee/Nominee	in the Fund*(1)	Family of Investment Companies*(1)(2)

INTERESTED NOMINEE:
Salvatore M. Salibello	A	E

INDEPENDENT TRUSTEES/NOMINEES:
Anthony J. Colavita	B	E
James P. Conn	D	E
Mario d’Urso	A	C
Vincent D. Enright	A	E
Frank J. Fahrenkopf, Jr.	A	B
Michael J. Melarkey	C	E
Anthonie C. van Ekris	C	E
Salvatore J. Zizza	C	E
_______________
* Key to Dollar Ranges
A. None
B. $1 – $10,000
C. $10,001 – $50,000
D. $50,001 – $100,000
E. Over $100,000
All Shares were valued as of December 31, 2011.

(1)
This information has been furnished by each Trustee and nominee for election as Trustee as of December 31, 2011. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)
The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”

Set forth in the table below is the amount of Shares beneficially owned by each Trustee, nominee for election as Trustee, and executive officer of the Fund.

	Amount and Nature of	Percent of Shares
Name of Trustee/Nominee/Officer	Beneficial Ownership(1)	Outstanding(2)

INTERESTED NOMINEE:
Salvatore M. Salibello	0	*

INDEPENDENT TRUSTEES/NOMINEES:
Anthony J. Colavita	370(3)	*
James P. Conn	5,000	*
Mario d’Urso	0	*
Vincent D. Enright	0	*
Frank J. Fahrenkopf, Jr.	0	*
Michael J. Melarkey	1,770	*
Anthonie C. van Ekris	2,300	*
Salvatore J. Zizza	1,000	*

EXECUTIVE OFFICERS:
Bruce N. Alpert	1,200 Preferred Shares(4)	*
Agnes Mullady	0	*
_________________
(1)
This information has been furnished by each Trustee, including each nominee for election as Trustee, and executive officer as of December 31, 2011. “Beneficial Ownership” is determined in accordance with Rule 13(d)(3) of the 1934 Act. Reflects ownership of Common Shares unless otherwise noted.

(2)
An asterisk indicates that the ownership amount constitutes less than 1% of the total Shares outstanding. The ownership of the Trustees, including nominees for election as Trustee, and executive officers as a group constitutes less than 1% of the total Common Shares and of the total Preferred Shares outstanding.

(3)	All 370 Common Shares are owned by Mr. Colavita’s spouse for which he disclaims beneficial ownership.
(4)	All 1,200 Preferred Shares are owned by Mr. Alpert’s spouse for which he disclaims beneficial ownership.

The Fund pays each Independent Trustee an annual retainer of $15,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out-of-pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, and the Nominating Committee Chairman and the lead Independent Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds. The aggregate remuneration (excluding out-of-pocket expenses) paid by the Fund to such Trustees during the fiscal year ended December 31, 2011 amounted to $190,989. During the fiscal year ended December 31, 2011, the Trustees of the Fund met five times, four of which were regular quarterly Board meetings and one of which was a special joint meeting of the Board of Trustees of the Fund and the Boards of all of the funds in the Fund Complex. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

The Audit Committee and Audit Committee Report

The role of the Fund’s Audit Committee is to assist the Board of Trustees in its oversight of (i) the quality and integrity of the Fund’s financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm’s qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Audit Charter”) that was most recently reviewed and approved by the Board of Trustees on February 29, 2012. The Audit Charter is available on the Fund’s website at www.gabelli.com/corporate/closed/corp_gov.html.

Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm, and overseeing the Fund’s internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of audit and non-audit services to be provided by PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on February 27, 2012, the Audit Committee reviewed and discussed with management of the Fund and PricewaterhouseCoopers the audited financial statements of the Fund as of and for the fiscal year ended December 31, 2011, and discussed the audit of such financial statements with the independent registered public accounting firm.

In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm as required by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) (“PCAOB”) in Rule 3200T. The Audit Committee also received from the independent registered public accounting firm the written disclosures and statements required by the SEC’s independence rules, delineating relationships between the independent registered public accounting firm and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of the independent registered public accounting firm.

As set forth above, and as more fully set forth in the Audit Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Further more, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Charter and those discussed above, the Audit Committee recommended to the Fund’s Board of Trustees that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended December 31, 2011.

Submitted by the Audit Committee of the Fund’s Board of Trustees

Salvatore J. Zizza, Chairman
Vincent D. Enright
Frank J. Fahrenkopf, Jr.

February 29, 2012

The Audit Committee met two times during the fiscal year ended December 31, 2011. The Audit Committee is composed of three of the Fund’s Independent Trustees, namely Messrs. Enright, Fahrenkopf, and Zizza. The Fund has certified that each member of the Audit Committee is able to read and understand fundamental financial statements, including those of the Fund. Mr. Zizza has been designated as the Fund’s audit committee financial expert, as defined in Items 407(d)(5)(ii) and (iii) of Regulation S-K.

Nominating Committee

The Board of Trustees has a Nominating Committee composed of three of the Fund’s Independent Trustees, namely Messrs. Colavita (Chairman), Melarkey, and Zizza. Each Nominating Committee member is an Indepen-dent Trustee as determined under guidelines of the NYSE Amex LLC. The Nominating Committee met once during the fiscal year ended December 31, 2011. The Nominating Committee is responsible for identifying and recommending qualified candidates to the Board in the event that a position is vacated or created. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate, and the interests of shareholders.

The Nominating Committee believes that the minimum qualifications for serving as a Trustee of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Trustees’ oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund. The Fund has adopted specific Trustee qualification requirements that can be found in the Fund's governing documents and are applicable to all individuals who may be nominated, elected, appointed, qualified or seated to serve as Trustees. The qualification requirements include: (i) age limits (at least 21 years of age and such maximum age as the Trustees may in the future determine); (ii) prohibitions regarding any legal disability; (iii) limits on service on other boards; (iv) restrictions on relationships with investment advisers other than the Fund's adviser; and (v) character and fitness requirements. Additionally, each Independent Trustee must not be an "interested person" of the Fund as defined under Section 2(a)(19) of the 1940 Act and may not be or have certain relationships with a shareholder beneficially owning five percent or more of the Fund's outstanding Shares or specified levels of interest in registered investment companies. The Fund's By-Laws also provide that a majority of the Trustees then in office may determine by resolution that a failure to satisfy a particular qualification requirement will not present undue conflicts or impede the ability of the candidate to discharge the duties of a Trustee or the free flow of information among Trustees or between the Fund’s adviser and the Board. Reference is made to the Fund's governing documents for more details.

The Nominating Committee also considers the overall composition of the Board, bearing in mind the benefits that may be derived from having members who have a variety of experiences, qualifications, attributes, or skills useful in overseeing a publicly traded, highly regulated entity such as the Fund. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying trustee candidates. For a discussion of experiences, qualifications, attributes, or skills supporting the appropri ateness of each Trustee’s service on the Fund’s Board, see the biographical information of the Trustees above in the section entitled “Information about Trustees and Officers.”

The Board of Trustees adopted a Nominating Committee Charter on February 14, 2005. The charter is available on the Fund’s website at www.gabelli.com/corporate/closed/corp_gov.html.

Other Board Related Matters

The Board of Trustees has established the following procedures in order to facilitate communications among the Board and the shareholders of the Fund and other interested parties.

Receipt of Communications

Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate either by name or title. All such correspondence should be sent to GAMCO Global Gold, Natural Resources & Income Trust by Gabelli, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, shareholders may go to the corporate website at www.gabelli.com under the heading “Our Firm/Contact Us/Email Addresses/ Board of Directors (Gabelli Closed-End Funds).”

Forwarding the Communications

All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Trustees. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotion of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Trustees or any committee or group of members of the Board, the General Counsel’s office will make sufficient copies of the contents to send to each Trustee who is a member of the group or committee to which the envelope or e-mail is addressed.

The Fund does not expect Trustees or nominees for election as Trustee to attend the Annual Meeting of Shareholders. No Trustee or nominee for election as Trustee attended the Fund’s annual meeting of shareholders held on May 16, 2011.

The following table sets forth certain information regarding the compensation of the Trustees by the Fund and officers, if any, who were compensated by the Fund rather then the Adviser, for the fiscal year ended December 31, 2011.

COMPENSATION TABLE
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011

	Aggregate	Aggregate Compensation from
	Compensation from	the Fund and Fund Complex
Name of Person and Position	the Fund	Paid to Trustees*

INTERESTED NOMINEE:
Salvatore M. Salibello	$19,917	$69,250	(3)
Trustee

INDEPENDENT TRUSTEES/NOMINEES:
Anthony J. Colavita	$22,313	$366,250	(34)
Trustee
James P. Conn	$22,071	$207,750	(18)
Trustee
Mario d’Urso	$19,875	$74,000	(5)
Trustee
Vincent D. Enright	$21,375	$191,250	(16)
Trustee
Frank J. Fahrenkopf, Jr.	$21,375	$100,000	(6)
Trustee
Michael J. Melarkey	$18,875	$70,000	(5)
Trustee
Anthonie C. van Ekris	$19,875	$180,250	(20)
Trustee
Salvatore J. Zizza	$25,313	$299,250	(28)
Trustee
______________
*
Represents the total compensation paid to such persons during the fiscal year ended December 31, 2011 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the Fund Complex. The number in parentheses represents the number of such investment companies and portfolios.

Required Vote

The election of each of the listed nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the applicable class or classes of Shares of the Fund present in person or represented by proxy at the Meeting if a quorum is present.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH APPLICABLE NOMINEE.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, 300 Madison Avenue, New York, NY 10017, has been selected to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2012. PricewaterhouseCoopers acted as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2011. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by Pricewaterhouse Coopers for professional services received during and for the Fund’s fiscal years ended December 31, 2010 and 2011, respectively.

Fiscal Year Ended		Audit
December 31	Audit Fees	Related Fees*	Tax Fees**	All Other Fees
2010	$47,803	$22,769	$4,750	—
2011	$47,803	$28,769	$64,750	—
_________________
*
“Audit Related Fees” are those estimated fees billed to the Fund by PricewaterhouseCoopers in connection with the preparation of Preferred Shares Reports to Moody’s Investors Service, Inc. and the review and issuance of consent letters and comfort letters in connection with the filing of the Fund’s registration statements on Form N-2.

**	“Tax Fees” are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Fund’s income tax returns.

The Fund’s Audit Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund’s Adviser and service providers controlling, controlled by, or under common control with the Fund’s Adviser (“affiliates”) that provide ongoing services to the Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee at its next regularly scheduled meeting after the Chairman’s pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit related, and tax services described above for which PricewaterhouseCoopers billed the Fund fees for the fiscal years ended December 31, 2010 and December 31, 2011 were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2010 and 2011, Pricewaterhouse Coopers has represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any Covered Service Provider.

The Audit Committee was not required to consider whether the provision of non-audit services that were rendered to the Adviser or Covered Service Providers that were not pre-approved was compatible with maintaining PricewaterhouseCoopers’ independence.

The Investment Adviser and Administrator

Gabelli Funds, LLC is the Fund’s Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s executive officers and Trustees, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund’s securities to file reports of ownership and changes in ownership with the SEC and the NYSE Amex LLC and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on the Fund’s review of the copies of such forms it received for the fiscal year ended December 31, 2011, the Fund believes that during that year such persons complied with all such applicable filing requirements.

Broker Non-Votes and Abstentions

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions (or “withheld votes” with respect to the election of Trustees) and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

Because the Fund requires a plurality of votes to elect each nominee for Trustee, abstentions and broker non-votes, if any, will not be counted as votes cast, but will have no effect on the result of the vote. Abstentions and any broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

Brokers holding Shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on Proposal 1 before the Meeting. Under the rules of the NYSE Amex LLC, such brokers may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers’ request for voting instructions. Proposal 1 is a “routine” matter and accordingly beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of Proposal 1. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on Proposal 1 may be deemed an instruction to vote such Shares in favor of the proposal.

Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semiannual Report for the six months ended June 30, 2012.

“Householding”

Please note that only one document (i.e., an annual or semiannual report or set of proxy soliciting materials) may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of a document, or for instructions regarding how to request a separate copy of these documents or regarding how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

SHAREHOLDER NOMINATIONS AND PROPOSALS

All proposals by shareholders of the Fund that are intended to be presented at the Fund’s next Annual Meeting of Shareholders to be held in 2013 (the “2013 Annual Meeting”) must be received by the Fund for consideration for inclusion in the Fund’s 2013 proxy statement and 2013 proxy relating to that meeting no later than December 5, 2012. Rule 14a-8 under the 1934 Act (“Rule 14a-8”) specifies a number of procedural and eligibility requirements to be satisfied by a shareholder submitting a proposal for inclusion in the Fund’s proxy materials pursuant to this Rule. Any shareholder contemplating submissions of such a proposal is referred to Rule 14a-8.

The Fund’s By-Laws require shareholders that wish to nominate Trustees or make proposals to be voted on at an Annual Meeting of the Fund’s Shareholders (and which are not proposed to be included in the Fund’s proxy materials pursuant to Rule 14a-8 under the 1934 Act) to provide timely notice of the nomination or proposal in writing. To be considered timely for the 2013 Annual Meeting, the shareholder notice (and information described below) must be sent to the Fund's Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no earlier than December 15, 2012 and no later than January 14, 2013; provided, however, that if the 2013 Annual Meeting is to be held on a date that is earlier than April 19, 2013 or later than Saturday, June 8, 2013, such notice must be so received not later than the close of business on the 10th day following the date on which notice of the date of the annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever occurred first. In no event shall the adjournment or postponement of an annual meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a shareholder's notice as described above.

In order for a shareholder of record to propose a nominee for Trustee, such shareholder must furnish written notice setting forth specified information about the nominee and associates of the nominee, the shareholder(s) of record (and if different, each beneficial owner on whose behalf the nomination is being made) and associates of the shareholder(s), as well as an executed certificate by the nominee relating to the nominee's disclosure of any agreement, arrangement or understanding with any person or entity other than the Fund in connection with service as a Trustee of the Fund, the nominee's consent to serve as a Trustee if elected and the nominee's satisfaction of the Trustee qualifications set forth in the Fund's governing documents. If requested by the Nominating Committee, the proposing shareholder will need to also submit a completed and signed trustee's questionnaire, including a supplement, relating to the nominee's satisfaction of the qualifications requirements set forth in the governing documents.

The foregoing description of the procedures for a shareholder of the Fund properly to make a nomination for election to the Board or to propose other business for the Fund is only a summary and is not complete. Copies of the Fund's governing documents, including the provisions that concern the requirements for shareholder nominations and proposals, are available on the EDGAR Database on the SEC's website at www.sec.gov. The Fund will also furnish, without charge, a copy of its governing documents to a shareholder upon request, which may be requested by writing to the Fund's Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. Any shareholder of the Fund considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund's governing documents.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

SHAREHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD, VOTING INSTRUC TION FORM OR SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

April 4, 2012

GGN-PS-2012

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M40521-P19611	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli COMMON SHAREHOLDER
Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line elow.
1. To elect two (2) Trustees of the Fund: Nominees: 01) Salvatore M. Salibello 02) Anthonie C. van Ekris	☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

 36465A109

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
M40522-P19611

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Agnes Mullady and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of GAMCO Global Gold, Natural Resources & Income Trust by Gabelli (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 14, 2012, at 12:00 P.M., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M40519-P19611	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli SERIES A PREFERRED SHAHREHOLDER
Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
1. To elect three (3) Trustees of the Fund: Nominees: 01) James P. Conn 02) Salvatore M. Salibello 03) Anthonie C. van Ekris	☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

 36465A208

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
M40520-P19611

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Agnes Mullady and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of GAMCO Global Gold, Natural Resources & Income Trust by Gabelli (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 14, 2012, at 12:00 P.M., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.